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                                                                 EXHIBIT 10.79.1


                     AMENDMENT NO. 1 TO CORPORATE GUARANTY

     THIS AMENDMENT NO. 1 TO CORPORATE GUARANTY is made as of the ____day of _________, 1999, by and between GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") and TARRANT MEXICO, S DE R.L. DE C.V. ("Guarantor").

     Guarantor has heretofore executed and delivered certain Corporate Guaranty dated as of ____, 1999 (the "Guaranty") in favor of Lender, and the Guarantor and Lender desire to amend the Guaranty as hereinafter set forth. Capitalized terms used herein without definition shall have the meaning given them in the Guaranty.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  The Guaranty is hereby amended as follows:

         (a) The second (2nd) full paragraph set forth on page 2 of the Guaranty is hereby deleted and the following is inserted in lieu thereof:

              "The Undersigned expressly and irrevocably waives any right of beneficios de orden, excusion, division, quita, novacion, espera and modificacion which may be available to it under Articles 2813, 2814, 2815, 2817, 2818, 2823, 2836, 2840, 2845, 2846, 2847, 2848,
              2849. The Undersigned represents that it is familiar with the contents of these articles and agrees that they need not to be reproduced in this Guaranty".


         (b) The third (3rd) full paragraph set forth on page 2 of the Guaranty is hereby amended by deleting the last sentence thereof.

     2. Except as expressly set forth herein, the terms and conditions of the Guaranty remain unmodified and in full force and effect.

     3. THIS AMENDMENT NO. 1 TO CORPORATE GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Corporate Guaranty to be executed as of the date first above set forth.

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:    /s/ Joseph P. Cunningham
                                          ------------------------
                                   Name:  Joseph P. Cunningham
                                          ------------------------
                                   Title: Sr. Risk Analyst
                                          ------------------------

                                   TARRANT MEXICO, S DE R.L. DE C.V.

                                   By:    /s/ Corazon Reyes
                                          ------------------------
                                   Name:  Corazon Reyes
                                          ------------------------
                                   Title: Director
                                          ------------------------